CONTEXT CAPITAL FUNDS

(the “Trust”)

CONTEXT MACRO OPPORTUNITIES FUND

Supplement dated February 28, 2018 to the Prospectus and

Statement of Additional Information dated May 1, 2017

The Trustees of Context Capital Funds have voted to liquidate and terminate Context Macro Opportunities Fund (the “Fund”) effective on or about March 30, 2018. Accordingly, shares of the Fund are no longer available for purchase. However, reinvestment of dividends on existing shares in accounts which have selected that option will continue until the liquidation.

The Fund is in the process of liquidating securities and the Fund may invest all or part of the proceeds from the liquidation of portfolio securities in cash equivalent instruments or hold the proceeds in cash. The Fund will distribute its remaining assets pursuant to a Plan of Liquidation approved by the Board of Trustees, and anticipates the liquidation and termination of the Fund to be effective on or about March 30, 2018. During this time and until termination of the Fund is complete, the Fund may not achieve its investment objective.

For federal income tax purposes, the tax treatment to investors of the receipt of the liquidating distribution will be the same as would be the tax treatment of a redemption of shares on that date. You may also be subject to state, local or foreign taxes on redemptions or liquidations of Fund shares. The foregoing is only a summary of certain tax considerations under current law, which may change in the future. You should consult your tax adviser for information regarding all tax consequences applicable to your investment in the Fund.

* * *

For more information, please contact a Fund customer service representative toll free at 844-511-9653.

PLEASE RETAIN FOR FUTURE REFERENCE.